Statements of Net Assets Available for Benefits - EBP 001 [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Plan's interest in Fortune Brands Innovations, Inc.
Defined Contribution Master Trust	$ 862,539	$ 798,508
Receivables
Company contributions	12,485	15,635
Participant contributions	0	324
Notes receivable from participants	10,224	10,111
Total receivables	22,709	26,070
NET ASSETS AVAILABLE FOR BENEFITS	$ 885,248	$ 824,578